ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group, Inc | AMEX: BRR
ACR Group, Inc | AMEX: BRR
Investor Presentation
St. Regis Hotel – Houston, TX
August 2006
Exhibit 99.1

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group | Overview
ACR Group (AMEX: BRR) is one of the largest independently owned
HVAC distribution companies in the United States
Founded:
1978; Began HVAC distribution operations in 1990
Headquartered:
Houston, Texas
Company
Profile:
Distribution of heating ventilation and air conditioning
equipment, parts & supplies
Geographic Presence:
54 branch operations located in 10 states, primarily
throughout the Sunbelt region, including three (new) branches in Arizona
Principal Equipment Suppliers:
International Comfort Products (a
division of Carrier) and Haier USA
Target Market:
Residential & light commercial installation/service
contractors
Sales Mix:
70% replacement; 30% new construction
For more than 15 years, ACR Group has grown its regional presence throughout the Sunbelt region and in other targeted geographies characterized by sustained economic growth

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
Overview | The HVAC Distribution Industry
ACR Group is the second largest publicly traded independent distributor in the HVAC marketplace
HVAC distribution market:
$25-30 billion
opportunity (annually)
Highly fragmented industry:
1,000-1,300
wholesale distributors of HVAC
products
The industry is a blend of manufacturer-owned and independent distribution
o Manufacturer-owned distribution: 30-40%*
o Independent distribution 60-70%*
Conditions remain favorable for industry consolidation, paving the way for larger distributors like ACR Group to penetrate new geographies and market segments
*Company estimates

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
Key Trends |  HVAC Industry In 2006
Thru our first fiscal quarter 2007 (July10, 2006), we believe the following trends have taken shape:
13 SEER transition has been relatively smooth, although demand for lower
SEER equipment remains
Industry-wide price increases “sticking” over the near term, contributing to higher margin sales
Favorable underlying demand trends remained strong, particularly within key markets such as Florida, Texas and California
Housing start concerns are overemphasized, particularly given our concentrated sales mix in the replacement market

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group |  Understanding Our Business Model
Below are just a few of the points that differentiate ACR Group from the competition:
54 Branches Located Across the United States
o Branches are organized into 5 business units with 7 to 16 branch centers each, assembled by geographic proximity
o Exposure to regional economic anomalies is limited
Decentralized, “Large Branch” Strategy
o Within limitations, each business unit operates autonomously and each branch is a separate profit center
o Significant performance-based incentives motivate business unit and branch managers to operate profitably
o Focus on developing large volume branches minimizes inventory redistribution and leverages fixed operating costs
o Company-wide ERP software facilitates consistent technology deployment and central oversight of business unit operations
The “One-Stop-Shop” approach
o We are committed to providing a high quality, competitively priced line of products to our customers, with a focus on breadth and availability of parts, supplies and equipment
The “Buy and Build” strategy
o Disciplined acquirer of independent distributors in key regional geographies for the right price
o Each acquisition provides us an additional regional platform capable of sustained organic growth
The Value of Experience
o Our employees are regarded as among the most experienced in the HVAC industry
o Average experience of branch managers: 24 Years HVAC industry experience; 13 years as a branch manager
o Streamlined corporate structure allows us to make informed operational decisions quickly and decisively

LEGEND
Subsidiary Main Office
Branch Location
NEVADA
CALIFORNIA
COLORADO
NEW MEXICO
TEXAS
TENNESSEE
LOUISIANA
GEORGIA
FLORIDA
Arizona Expansion Expected in 2Q07

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group | A Growing Geographic Presence
Region with promise for sustained economic growth
Buying into established customer (contractor) relationships
Experienced management
Availability of desirable product lines
Branch openings  accretive in less 18-24 months
Opportunity for at least $3 mil/branch annually
Appropriate valuation
Expansion Criteria
Core Markets

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group | Tracking Same Store Sales
Note: Fiscal Year End is Feb. 28; All industry growth data corresponds to BRR fiscal year
*Excludes Georgia and Colorado business units affected by transition from Goodman brand equipment
**Source:  Air Conditioning and Refrigeration Institute; includes unitary AC and heat pump shipments
FY02 FY03 FY04 FY05 FY06*
1Q:07
9%
4%
9%
25%
-5%
-11%
12%
17%
8%
21%
9%
1%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
BRR Same Store Sales Growth (%) Industry Growth (%)*

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group | Financial Overview
Fiscal Year Ended February or Quarter Ended May
Q1 FY07 Q1 FY06 FY06 FY05 FY04 FY03
Revenue $61.9 $47.5 $204.3 $199.6 $174.4 $161.8
Y/Y or  Q/Q % Growth 30.3% - 2.4% 14.5% 7.7% 4.1%
Gross Profit $15.3 $11.1 $48.3 $46.6 $38.6 $35.7
Y/Y or  Q/Q % Growth 37.2% - 3.6% 21.0% 8.1% 6.3%
Operating Income $3.0 $0.6 $5.1 $7.3 $4.5 $2.7
Y/Y or  Q/Q % Growth 382.0% - -30.0% 64.6% 65.5% 28.3%
Net Income $1.7 $0.2 $2.8 $4.2 $2.4 $0.5
Y/Y or  Q/Q % Growth 952.5% - -34.6% 75.8% 363.2% NM
Diluted EPS $0.15 $0.01 $0.24 $0.38 $0.22 $0.05
Y/Y or  Q/Q % Growth 1400.0% - -36.8% 72.7% 340.0% NM
Gross Margin 24.6% 23.4% 23.7% 23.4% 22.1% 22.0%
Operating Margin 4.8% 1.3% 2.5% 3.7% 2.6% 1.7%
Net Margin 2.7% 0.3% 1.3% 2.1% 1.4% 0.3%
Shareholders Equity $22.9 $18.0 $21.1 $17.7 $13.1 $10.7
Book Value/Share $1.89 $1.52 $1.75 $1.49 $1.22 $1.00
Shares Outstanding * 12.1 11.9 12.1 11.9 10.7 10.7
Revenue Per Branch - - $4.0 $4.2 $3.9 $3.7
* Shares outstanding as of the latest practicable date to the external report filing.
Balance Sheet ($MM, Except Per Share Data)
Margin Analysis (%)
Income Statement ($MM)
Other ($MM)

ACR Group
| A Leading Independent Distributor of HVAC Equipment, Parts & Supplies Throughout North America
ACR Group | Evaluating Catalysts For Growth
ACR Group has benefited from several key growth drivers, including:
Attractive Industry Fundamentals
o Installed base continues to grow as almost all residential new construction is equipped with central air-conditioning
o HVAC demand is weather driven – not a discretionary consumer item
o Replacement cycle minimizes exposure to volatility in the new housing market
o Lack of price elasticity
o Increased focus on energy efficiency and indoor air quality
o Barriers to entry remain high because of capital requirements and limited availability of product lines
The 13 SEER transition
o Higher efficiency product transition should continue to favor distributors
New Product Introductions
o Introduce quality, competitively priced brands into the “value segment” of the market
Substantial (Growing) regional presence throughout the Sunbelt
o Further expand throughout the Sunbelt states and into other geographic areas with a high rate of economic growth, through both acquisitions and organic growth
Continue to leverage strong dealer & contractor relationships